UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2011

Morgan Stanley Capital I Trust 2011-C3

(Exact name of issuing entity)

Morgan Stanley Capital I Inc.

 (Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association

 (Exact names of sponsors as specified in their charters)

Delaware	333-167764-01	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about October 5, 2011, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2011-C3 (the “Certificates”), are expected to be issued by Morgan Stanley Capital I Trust 2011-C3, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of October 1, 2011 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, custodian, certificate administrator and authenticating agent, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, TriMont Real Estate Advisors, Inc., as trust advisor, and U.S. Bank National Association, as trustee.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-A, Class X-B, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about October 5, 2011 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be sixty-three (63) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on seventy-six (76) multifamily and commercial properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of September 14, 2011, between the Registrant and MSMCH, and certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of September 14, 2011, between the Registrant and BANA.  Bank of America, National Association will act as primary servicer of the Mortgage Loans sold by BANA to the Registrant, pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.3 and dated as of October 1, 2011, between Wells Fargo Bank, National Association, as master servicer, and Bank of America, National Association, as primary servicer.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC and Merrill Lynch, Pierce Fenner & Smith Incorporated pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of September 14, 2011, between the Registrant, MSMCH and Morgan Stanley & Co. LLC and Merrill Lynch, Pierce Fenner & Smith Incorporated, as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC and Merrill Lynch, Pierce Fenner & Smith Incorporated pursuant to a Certificate Purchase Agreement, dated as of September 14, 2011, between the Registrant, MSMCH and Morgan Stanley & Co. LLC and Merrill Lynch, Pierce Fenner & Smith Incorporated, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

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The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 14, 2011, supplementing the Prospectus dated September 2, 2011, each as filed with the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of September 14, 2011, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC and Merrill Lynch, Pierce Fenner & Smith Incorporated.

4.1
Pooling and Servicing Agreement, dated as of October 1, 2011, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, custodian, certificate administrator and authenticating agent, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, TriMont Real Estate Advisors, Inc., as trust advisor, and U.S. Bank National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of September 14, 2011, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of September 14, 2011, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

99.3	Primary Servicing Agreement, dated as of October 1, 2011, between Wells Fargo Bank, National Association, as master servicer, and Bank of America, National Association, as primary servicer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ James Chung
Name: James Chung
Title: Vice President

Date:  September 30, 2011

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EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of September 14, 2011, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC and Merrill Lynch, Pierce Fenner & Smith Incorporated.

4.1
Pooling and Servicing Agreement, dated as of October 1, 2011, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, custodian, certificate administrator and authenticating agent, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, TriMont Real Estate Advisors, Inc., as trust advisor, and U.S. Bank National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of September 14, 2011, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of September 14, 2011, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

99.3	Primary Servicing Agreement, dated as of October 1, 2011, between Wells Fargo Bank, National Association, as master servicer, and Bank of America, National Association, as primary servicer.

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